Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 3Q 2014
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Wealth Management Income Statement Information
9	…………….	Quarterly Wealth Management Financial Information and Statistical Data
10	…………….	Quarterly Investment Management Income Statement Information
11	…………….	Quarterly Investment Management Financial Information and Statistical Data
12	…………….	Quarterly Firm Loans and Lending Commitments Financial Information
13	…………….	Earnings Per Share Appendix I
14 - 16	…………….	End Notes
17	…………….	Legal Notice

		MORGAN STANLEY
		Quarterly Financial Summary (1)
		(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change
Net revenues
Institutional Securities	$4,516	$4,248	$3,704	6%	22%	$13,391	$12,161	10%
Wealth Management	3,785	3,715	3,481	2%	9%	11,122	10,482	6%
Investment Management	655	692	828	(5%)	(21%)	2,087	2,146	(3%)
Intersegment Eliminations	(49)	(47)	(63)	(4%)	22%	(138)	(156)	12%
Consolidated net revenues	$8,907	$8,608	$7,950	3%	12%	$26,462	$24,633	7%

Income (loss) from continuing operations before tax
Institutional Securities	$1,225	$961	$396	27%	*	$3,557	$2,194	62%
Wealth Management	836	767	668	9%	25%	2,294	1,920	19%
Investment Management	188	205	300	(8%)	(37%)	656	647	1%
Intersegment Eliminations	0	0	0	--	--	0	0	--
Consolidated income (loss) from continuing operations before tax	$2,249	$1,933	$1,364	16%	65%	$6,507	$4,761	37%

Income (loss) applicable to Morgan Stanley
Institutional Securities	$1,098	$1,294	$324	(15%)	*	$3,317	$1,549	114%
Wealth Management	501	471	430	6%	17%	1,395	1,012	38%
Investment Management	119	135	135	(12%)	(12%)	372	320	16%
Intersegment Eliminations	0	0	0	--	--	0	0	--
Consolidated income (loss) applicable to Morgan Stanley	$1,718	$1,900	$889	(10%)	93%	$5,084	$2,881	76%

Financial Metrics:

Return on average common equity from continuing operations (2)	10.0%	11.3%	5.6%			10.1%	5.8%
Return on average common equity (2)	10.0%	11.3%	5.7%			10.2%	5.7%

Return on average common equity from continuing operations excluding DVA (2)	9.0%	10.7%	6.3%			9.4%	6.1%
Return on average common equity excluding DVA (2)	9.0%	10.7%	6.4%			9.4%	6.0%

Common Equity Tier 1 capital ratio Advanced (Transitional) (3)	14.3%	13.9%	12.6%
Tier 1 capital ratio Advanced (Transitional) (3)	16.1%	15.4%	15.3%

Book value per common share (4)	$34.17	$33.46	$32.13
Tangible book value per common share (5)	$29.25	$28.51	$26.96

Notes:	-
Results for the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013, include positive (negative) revenue of $215 million, $87 million and $(171) million, respectively, related to the change in the fair value of certain of the Firm's long-term and short-term borrowings resulting from the fluctuation in the Firm's credit spreads and other credit factors (Debt Valuation Adjustment, DVA). The nine months ended September 30, 2014 and September 30, 2013, include positive (negative) revenue of $428 million and $(313) million, respectively, related to the movement in DVA.

-
The return on average common equity metrics, return on average common equity excluding DVA metrics, and tangible book value per common share are non-GAAP measures that the Firm considers to be useful measures to assess operating performance and capital adequacy.
-
In the quarter ended June 30, 2014, the Firm began using the U.S. Basel III Advanced Approaches (Advanced Approach) to calculate its regulatory capital requirements.  Prior periods have not been recast to reflect the new requirements.

	-	See page 4 of the Financial Supplement and End Notes for additional information related to the calculation of the financial metrics.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change
Revenues:
Investment banking	$1,551	$1,633	$1,160	(5%)	34%	$4,492	$3,687	22%
Trading	2,448	2,516	2,259	(3%)	8%	7,926	7,847	1%
Investments	138	227	728	(39%)	(81%)	724	1,254	(42%)
Commissions and fees	1,124	1,138	1,079	(1%)	4%	3,478	3,463	--
Asset management, distribution and admin. fees	2,716	2,621	2,389	4%	14%	7,886	7,139	10%
Other	373	206	225	81%	66%	824	747	10%
Total non-interest revenues	8,350	8,341	7,840	--	7%	25,330	24,137	5%

Interest income	1,384	1,250	1,261	11%	10%	3,977	3,873	3%
Interest expense	827	983	1,151	(16%)	(28%)	2,845	3,377	(16%)
Net interest	557	267	110	109%	*	1,132	496	128%
Net revenues	8,907	8,608	7,950	3%	12%	26,462	24,633	7%
Non-interest expenses:
Compensation and benefits	4,215	4,200	3,965	--	6%	12,720	12,282	4%

Non-compensation expenses:
Occupancy and equipment	349	359	372	(3%)	(6%)	1,067	1,123	(5%)
Brokerage, clearing and exchange fees	437	458	416	(5%)	5%	1,338	1,300	3%
Information processing and communications	396	411	404	(4%)	(2%)	1,231	1,322	(7%)
Marketing and business development	160	165	151	(3%)	6%	472	448	5%
Professional services	522	532	447	(2%)	17%	1,506	1,345	12%
Other	579	550	831	5%	(30%)	1,621	2,052	(21%)
Total non-compensation expenses	2,443	2,475	2,621	(1%)	(7%)	7,235	7,590	(5%)

Total non-interest expenses	6,658	6,675	6,586	--	1%	19,955	19,872	--

Income (loss) from continuing operations before taxes	2,249	1,933	1,364	16%	65%	6,507	4,761	37%
Income tax provision / (benefit) from continuing operations	472	15	363	*	30%	1,267	1,288	(2%)
Income (loss) from continuing operations	1,777	1,918	1,001	(7%)	78%	5,240	3,473	51%
Gain (loss) from discontinued operations after tax	(5)	(1)	17	*	*	33	(33)	*
Net income (loss)	$1,772	$1,917	$1,018	(8%)	74%	$5,273	$3,440	53%
Net income applicable to redeemable noncontrolling interests (1)	0	0	0	--	--	0	222	*
Net income applicable to nonredeemable noncontrolling interests	59	18	112	*	(47%)	156	370	(58%)
Net income (loss) applicable to Morgan Stanley	1,713	1,899	906	(10%)	89%	5,117	2,848	80%
Preferred stock dividend / Other (2)	64	79	26	(19%)	146%	199	229	(13%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,649	$1,820	$880	(9%)	87%	$4,918	$2,619	88%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,718	1,900	889	(10%)	93%	5,084	2,881	76%
Gain (loss) from discontinued operations after tax	(5)	(1)	17	*	*	33	(33)	*
Net income (loss) applicable to Morgan Stanley	$1,713	$1,899	$906	(10%)	89%	$5,117	$2,848	80%

Pre-tax profit margin (3)	25%	23%	17%			25%	19%
Compensation and benefits as a % of net revenues	47%	49%	50%			48%	50%
Non-compensation expenses as a % of net revenues	27%	29%	33%			27%	31%
Effective tax rate from continuing operations	21.0%	0.8%	26.6%			19.5%	27.1%

Notes:	-	Pre-tax profit margin and return on average common equity are non-GAAP financial measures that the Firm considers to be a useful measure to assess operating performance.
-
Other revenues for the quarter ended September 30, 2014 included a gain of $141 million related to the sale of a retail property space (allocated to the business segments as follows: Institutional Securities:$ 84 million,

Wealth Management: $40 million and Investment Management: $17 million), and a gain related to the sale of TransMontaigne Inc. reported in the Institutional Securities business segment.
-
In the quarter ended September 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $237 million (reported in the Institutional Securities business segment)

primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated.
-
In the quarter ended June 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $609 million (primarily reported in the Institutional Securities business segment)

principally related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.
-
The quarter ended September 30, 2013 included a discrete net tax benefit of $73 million attributable to tax planning strategies to optimize foreign tax credit utilization in anticipation of the repatriation of earnings from certain non-U.S. subsidiaries.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

	MORGAN STANLEY
	Quarterly Earnings Per Share
	(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change

Income (loss) from continuing operations	$1,777	$1,918	$1,001	(7%)	78%	$5,240	$3,473	51%

Net income applicable to redeemable noncontrolling interests	0	0	0	--	--	0	222	*
Net income applicable to nonredeemable noncontrolling interests	59	18	112	*	(47%)	156	370	(58%)
Net income (loss) from continuing operations applicable to noncontrolling interests	59	18	112	*	(47%)	156	592	(74%)

Income (loss) from continuing operations applicable to Morgan Stanley	1,718	1,900	889	(10%)	93%	5,084	2,881	76%
Less: Preferred Dividends	62	76	24	(18%)	158%	192	72	167%
Less: Morgan Stanley Smith Barney Joint Venture Redemption Adjustment	-	-	-	--	--	-	151	*
Income (loss) from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	1,656	1,824	865	(9%)	91%	4,892	2,658	84%

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	2	3	2	(33%)	--	7	6	17%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,654	$1,821	$863	(9%)	92%	$4,885	$2,652	84%

Gain (loss) from discontinued operations after tax	(5)	(1)	17	*	*	33	(33)	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(5)	(1)	17	*	*	33	(33)	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(5)	(1)	17	*	*	33	(33)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,649	$1,820	$880	(9%)	87%	$4,918	$2,619	88%

Average basic common shares outstanding (millions)	1,923	1,928	1,909	--	1%	1,925	1,906	1%

Earnings per basic share:
Income from continuing operations	$0.86	$0.94	$0.45	(9%)	91%	$2.54	$1.39	83%
Discontinued operations	$-	$-	$0.01	--	*	$0.01	$(0.02)	*
Earnings per basic share	$0.86	$0.94	$0.46	(9%)	87%	$2.55	$1.37	86%

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,654	$1,821	$863	(9%)	92%	$4,885	$2,652	84%

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(5)	(1)	17	*	*	33	(33)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,649	$1,820	$880	(9%)	87%	$4,918	$2,619	88%

Average diluted common shares outstanding and common stock equivalents (millions)	1,971	1,969	1,965	--	--	1,970	1,952	1%

Earnings per diluted share:
Income from continuing operations	$0.84	$0.92	$0.44	(9%)	91%	$2.48	$1.36	82%
Discontinued operations	$-	$-	$0.01	--	*	$0.02	$(0.02)	*
Earnings per diluted share	$0.84	$0.92	$0.45	(9%)	87%	$2.50	$1.34	87%

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 15 to the consolidated  financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change

Regional revenues (1)
Americas	$6,308	$6,132	$5,684	3%	11%	$18,973	$17,681	7%
EMEA (Europe, Middle East, Africa)	1,271	1,498	1,148	(15%)	11%	4,191	3,346	25%
Asia	1,328	978	1,118	36%	19%	3,298	3,606	(9%)
Consolidated net revenues	$8,907	$8,608	$7,950	3%	12%	$26,462	$24,633	7%

Worldwide employees	55,977	56,142	56,101	--	--

Firmwide:
Deposits	$124,382	$117,695	$104,807	6%	19%
Assets	$813,935	$826,568	$832,223	(2%)	(2%)
U.S. bank assets (2)	$139,230	$132,078	$120,965	5%	15%
Risk-weighted assets (3)	$414,771	$418,054	$386,215	(1%)	7%
Global liquidity reserve (billions) (4)	$190	$192	$198	(1%)	(4%)
Long-term debt outstanding	$152,357	$149,483	$157,805	2%	(3%)
Maturities of long-term debt outstanding (next 12 months)	$17,613	$16,594	$24,232	6%	(27%)

Common equity	66,918	65,735	62,758	2%	7%
Preferred equity	6,020	5,020	2,370	20%	154%
Morgan Stanley shareholders' equity	72,938	70,755	65,128	3%	12%
Junior subordinated debt issued to capital trusts	4,870	4,876	4,812	--	1%
Less: Goodwill and intangible assets (5)	(9,637)	(9,731)	(10,098)	1%	5%
Tangible Morgan Stanley shareholders' equity	$68,171	$65,900	$59,842	3%	14%
Tangible common equity (6)	$57,281	$56,004	$52,660	2%	9%

Common Equity Tier 1 capital Advanced (Transitional) (3)	$59,450	$58,144	$48,696	2%	22%
Tier 1 capital Advanced (Transitional) (3)	$66,716	$64,533	$58,903	3%	13%

Common Equity Tier 1 capital ratio Advanced (Transitional) (3)	14.3%	13.9%	12.6%
Tier 1 capital ratio Advanced (Transitional) (3)	16.1%	15.4%	15.3%
Tier 1 leverage ratio Advanced (Transitional) (7)	8.2%	7.8%	7.3%

Period end common shares outstanding (000's)	1,958,386	1,964,503	1,953,351	--	--

Book value per common share	$34.17	$33.46	$32.13
Tangible book value per common share	$29.25	$28.51	$26.96

Notes:	-	All data presented in millions except number of employees, liquidity, ratios and book values.
	-	In the quarter ended June 30, 2014, the Firm began using the U.S. Basel III Advanced Approaches (Advanced Approach) to calculate its regulatory capital requirements.
Prior periods have not been recast to reflect the new requirements.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change
Average Common Equity Tier 1 capital (1)
Institutional Securities	$31.9	$32.5	$32.0	(2%)	--	$31.3	$33.1	(5%)
Wealth Management	5.2	5.5	4.4	(5%)	18%	5.3	4.2	26%
Investment Management	2.2	2.1	1.7	5%	29%	1.9	1.7	12%
Parent capital	19.4	16.8	10.2	15%	90%	18.5	8.0	131%
Total - continuing operations	58.7	56.9	48.3	3%	22%	57.0	47.0	21%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$58.7	$56.9	$48.3	3%	22%	$57.0	$47.0	21%

Average Common Equity
Institutional Securities	$32.7	$33.3	$37.0	(2%)	(12%)	$32.1	$38.5	(17%)
Wealth Management	11.2	11.5	13.1	(3%)	(15%)	11.3	13.3	(15%)
Investment Management	3.1	3.1	2.8	--	11%	2.9	2.8	4%
Parent capital	19.2	16.7	9.2	15%	109%	18.4	6.9	167%
Total - continuing operations	66.2	64.6	62.1	2%	7%	64.7	61.5	5%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$66.2	$64.6	$62.1	2%	7%	$64.7	$61.5	5%

Return on average Common Equity Tier 1 capital
Institutional Securities	13%	15%	4%			14%	6%
Wealth Management	37%	32%	39%			33%	27%
Investment Management	22%	26%	32%			26%	25%
Total - continuing operations	11%	13%	7%			11%	8%
Firm	11%	13%	7%			12%	7%

Return on average Common Equity
Institutional Securities	13%	15%	3%			13%	5%
Wealth Management	17%	15%	13%			16%	9%
Investment Management	15%	18%	19%			17%	15%
Total - continuing operations	10%	11%	6%			10%	6%
Firm	10%	11%	6%			10%	6%

Notes:	-
In the quarter ended June 30, 2014,  the Firm began using the U.S. Basel III Advanced Approaches (Advanced Approach) to calculate its regulatory capital requirements.  Prior periods have not been recast to reflect the new requirements.

	-	The return on average common equity and average Common Equity Tier 1 capital are non-GAAP measures that the Firm considers to be useful measures to assess operating performance.
-
For nine months ended September 30, 2013, the Firm and Wealth Management business segment included a negative adjustment of approximately $151 million (net of tax) related to the purchase of the remaining 35%

interest in the Morgan Stanley Smith Barney Joint Venture. This adjustment was included in the numerator for the purposes of calculating the return on average Common Equity and average Common Equity Tier 1 capital.

Excluding this negative adjustment, these calculations would have been as follows:
Return on average Common Equity Tier 1 capital:
September 30, 2013 YTD: Firm: 8%, Wealth Management: 32%
Return on average Common Equity:
September 30, 2013 YTD: Firm: 6%, Wealth Management: 10%
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change
Revenues:
Investment banking	$1,340	$1,432	$992	(6%)	35%	$3,908	$3,015	30%
Trading	2,262	2,257	1,959	--	15%	7,226	6,971	4%
Investments	39	62	337	(37%)	(88%)	210	530	(60%)
Commissions and fees	629	629	571	--	10%	1,936	1,829	6%
Asset management, distribution and admin. fees	66	66	72	--	(8%)	213	207	3%
Other	225	108	159	108%	42%	474	462	3%
Total non-interest revenues	4,561	4,554	4,090	--	12%	13,967	13,014	7%

Interest income	859	758	847	13%	1%	2,498	2,692	(7%)
Interest expense	904	1,064	1,233	(15%)	(27%)	3,074	3,545	(13%)
Net interest	(45)	(306)	(386)	85%	88%	(576)	(853)	32%
Net revenues	4,516	4,248	3,704	6%	22%	13,391	12,161	10%

Compensation and benefits	1,780	1,723	1,616	3%	10%	5,354	5,270	2%
Non-compensation expenses	1,511	1,564	1,692	(3%)	(11%)	4,480	4,697	(5%)
Total non-interest expenses	3,291	3,287	3,308	--	(1%)	9,834	9,967	(1%)

Income (loss) from continuing operations before taxes	1,225	961	396	27%	*	3,557	2,194	62%
Income tax provision / (benefit) from continuing operations	86	(344)	24	*	*	163	410	(60%)
Income (loss) from continuing operations	1,139	1,305	372	(13%)	*	3,394	1,784	90%
Gain (loss) from discontinued operations after tax	(6)	(4)	(3)	(50%)	(100%)	28	(42)	*
Net income (loss)	1,133	1,301	369	(13%)	*	3,422	1,742	96%
Net income applicable to redeemable noncontrolling interests	-	-	-	--	--	-	1	*
Net income applicable to nonredeemable noncontrolling interests (1)	41	11	48	*	(15%)	77	234	(67%)
Net income (loss) applicable to Morgan Stanley	$1,092	$1,290	$321	(15%)	*	$3,345	$1,507	122%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,098	1,294	324	(15%)	*	3,317	1,549	114%
Gain (loss) from discontinued operations after tax	(6)	(4)	(3)	(50%)	(100%)	28	(42)	*
Net income (loss) applicable to Morgan Stanley	$1,092	$1,290	$321	(15%)	*	$3,345	$1,507	122%

Return on average common equity from continuing operations	13%	15%	3%			13%	5%
Pre-tax profit margin (2)	27%	23%	11%			27%	18%
Compensation and benefits as a % of net revenues	39%	41%	44%			40%	43%

Notes:	-	Pre-tax profit margin and return on average common equity are non-GAAP financial measures that the Firm considers to be a useful measure to assess operating performance.
-
Other revenues for the quarter ended September 30, 2014, included a gain related to the sale of TransMontaigne Inc. and the Institutional Securities portion of a gain related to the sale of a retail property space.

	-	In the quarter ended September 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $237 million primarily associated with the repatriation of
non-U.S. earnings at a cost lower than originally estimated.
-
In the quarter ended June 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $612 million principally related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.
-
The quarter ended September 30, 2013 included a discrete net tax benefit of $73 million attributable to tax planning strategies to optimize foreign tax credit utilization in anticipation of the repatriation of earnings from certain non-U.S. subsidiaries.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change

Investment Banking
Advisory revenues	$392	$418	$275	(6%)	43%	$1,146	$859	33%
Underwriting revenues
Equity	464	489	236	(5%)	97%	1,268	846	50%
Fixed income	484	525	481	(8%)	1%	1,494	1,310	14%
Total underwriting revenues	948	1,014	717	(7%)	32%	2,762	2,156	28%

Total investment banking revenues	$1,340	$1,432	$992	(6%)	35%	$3,908	$3,015	30%

Sales & Trading (1)
Equity	$1,867	$1,826	$1,680	2%	11%	$5,448	$5,109	7%
Fixed Income & Commodities	1,129	1,061	694	6%	63%	3,920	3,185	23%
Other	(84)	(241)	(158)	65%	47%	(569)	(140)	*
Total sales & trading net revenues	$2,912	$2,646	$2,216	10%	31%	$8,799	$8,154	8%

Investments & Other
Investments	$39	$62	$337	(37%)	(88%)	$210	$530	(60%)
Other	225	108	159	108%	42%	474	462	3%
Total investments & other revenues	$264	$170	$496	55%	(47%)	$684	$992	(31%)

Total Institutional Securities net revenues	$4,516	$4,248	$3,704	6%	22%	$13,391	$12,161	10%

Institutional Securities U.S. Bank Data (billions) (2)
Total corporate funded loans	$9.4	$9.7	$9.3	(3%)	1%
Total other funded loans (3)	$12.6	$10.8	$3.1	17%	*

Average Daily 95% / One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$28	$31	$37
Equity price	$16	$18	$18
Foreign exchange rate	$9	$9	$13
Commodity price	$15	$19	$20

Aggregation of Primary Risk Categories	$38	$43	$46

Credit Portfolio VaR	$10	$11	$15

Trading VaR	$42	$48	$52

Notes:	-	See page 15 of the Financial Supplement for additional details on DVA amounts reported in the Institutional Securities business.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change
Revenues:
Investment banking	$224	$213	$185	5%	21%	$618	$717	(14%)
Trading	185	267	317	(31%)	(42%)	727	838	(13%)
Investments	2	2	4	--	(50%)	8	9	(11%)
Commissions and fees	503	511	507	(2%)	(1%)	1,554	1,633	(5%)
Asset management, distribution and admin. fees	2,158	2,064	1,900	5%	14%	6,243	5,654	10%
Other	112	80	75	40%	49%	254	279	(9%)
Total non-interest revenues	3,184	3,137	2,988	1%	7%	9,404	9,130	3%

Interest income	649	616	532	5%	22%	1,846	1,531	21%
Interest expense	48	38	39	26%	23%	128	179	(28%)
Net interest	601	578	493	4%	22%	1,718	1,352	27%
Net revenues	3,785	3,715	3,481	2%	9%	11,122	10,482	6%

Compensation and benefits	2,182	2,186	2,017	--	8%	6,537	6,124	7%
Non-compensation expenses	767	762	796	1%	(4%)	2,291	2,438	(6%)
Total non-interest expenses	2,949	2,948	2,813	--	5%	8,828	8,562	3%

Income (loss) from continuing operations before taxes	836	767	668	9%	25%	2,294	1,920	19%
Income tax provision / (benefit) from continuing operations	335	296	238	13%	41%	899	687	31%
Income (loss) from continuing operations	501	471	430	6%	17%	1,395	1,233	13%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	(1)	*
Net income (loss)	501	471	430	6%	17%	1,395	1,232	13%
Net income applicable to redeemable noncontrolling interests (1)	0	0	0	--	--	-	221	*
Net income applicable to nonredeemable noncontrolling interests	0	0	0	--	--	-	0	--
Net income (loss) applicable to Morgan Stanley	$501	$471	$430	6%	17%	$1,395	$1,011	38%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	501	471	430	6%	17%	1,395	1,012	38%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	(1)	*
Net income (loss) applicable to Morgan Stanley	$501	$471	$430	6%	17%	$1,395	$1,011	38%

Return on average common equity from continuing operations	17%	15%	13%			16%	9%
Pre-tax profit margin (2)	22%	21%	19%			21%	18%
Compensation and benefits as a % of net revenues	58%	59%	58%			59%	58%

Notes:	-	Pre-tax profit margin and return on average common equity are non-GAAP financial measures that the Firm considers to be a useful measure to assess operating performance.
	-	For the nine months ended September 30, 2013, the return on average common equity included a negative adjustment related to the purchase of the remaining 35% interest in the Morgan Stanley Smith
Barney Joint Venture. This adjustment was included in the numerator for the purposes of calculating the return on average common equity. Excluding this negative adjustment, the return on average
Common Equity would have been 10% for the nine months ended September 30, 2013.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013

Wealth Management representatives	16,162	16,316	16,517	(1%)	(2%)

Annualized revenue per representative (000's) (1)	$932	$908	$848	3%	10%

Client assets (billions)	$2,003	$2,002	$1,825	--	10%
Client liabilities (billions)	$48	$45	$36	7%	33%

Fee-based client account assets (billions) (2)	$768	$762	$652	1%	18%
Fee-based assets as a % of client assets	38%	38%	36%

Bank deposit program (millions)	$129,450	$127,433	$129,537	2%	--

Client assets per representative (millions) (3)	$124	$123	$110	1%	13%

Fee based asset flows (billions)	$6.5	$12.5	$15.0	(48%)	(57%)

Retail locations	631	636	650	(1%)	(3%)

Wealth Management U.S. Bank Data (billions) (4)
Securities-based lending and other loans	$20.3	$18.4	$13.7	10%	48%
Residential real estate loans	$14.3	$12.7	$8.9	13%	61%
Available for Sale Securities Portfolio	$52.5	$56.5	$46.9	(7%)	12%

Notes:	-	Client liabilities reflect lending on Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and broker dealer margin activity.
	-	For the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013, approximately $116 billion, $109 billion and $94 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change
Revenues:
Investment banking	$-	$1	$1	*	*	$5	$7	(29%)
Trading	4	(6)	(21)	*	*	(22)	26	*
Investments (1)	97	163	387	(40%)	(75%)	506	715	(29%)
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	519	518	450	--	15%	1,510	1,378	10%
Other	37	24	11	54%	*	103	25	*
Total non-interest revenues	657	700	828	(6%)	(21%)	2,102	2,151	(2%)

Interest income	0	1	2	*	*	2	7	(71%)
Interest expense	2	9	2	(78%)	--	17	12	42%
Net interest	(2)	(8)	0	75%	*	(15)	(5)	(200%)
Net revenues	655	692	828	(5%)	(21%)	2,087	2,146	(3%)

Compensation and benefits	253	291	332	(13%)	(24%)	829	888	(7%)
Non-compensation expenses	214	196	196	9%	9%	602	611	(1%)
Total non-interest expenses	467	487	528	(4%)	(12%)	1,431	1,499	(5%)

Income (loss) from continuing operations before taxes	188	205	300	(8%)	(37%)	656	647	1%
Income tax provision / (benefit) from continuing operations	51	63	101	(19%)	(50%)	205	191	7%
Income (loss) from continuing operations	137	142	199	(4%)	(31%)	451	456	(1%)
Gain (loss) from discontinued operations after tax	1	3	8	(67%)	(88%)	5	9	(44%)
Net income (loss)	138	145	207	(5%)	(33%)	456	465	(2%)
Net income applicable to redeemable noncontrolling interests	0	0	0	--	--	-	-	--
Net income applicable to nonredeemable noncontrolling interests (1)	18	7	64	157%	(72%)	79	136	(42%)
Net income (loss) applicable to Morgan Stanley	$120	$138	$143	(13%)	(16%)	$377	$329	15%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	119	135	135	(12%)	(12%)	372	320	16%
Gain (loss) from discontinued operations after tax	1	3	8	(67%)	(88%)	5	9	(44%)
Net income (loss) applicable to Morgan Stanley	$120	$138	$143	(13%)	(16%)	$377	$329	15%

Return on average common equity from continuing operations	15%	18%	19%			17%	15%
Pre-tax profit margin (2)	29%	30%	36%			31%	30%
Compensation and benefits as a % of net revenues	39%	42%	40%			40%	41%

Notes:	-	Pre-tax profit margin and return on average common equity are non-GAAP financial measures that the Firm considers to be a useful measure to assess operating performance.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013	Change

Net Revenues (millions)
Traditional Asset Management	$456	$436	$369	5%	24%	$1,329	$1,189	12%
Merchant Banking	86	145	226	(41%)	(62%)	403	427	(6%)
Real Estate Investing (1)	113	111	233	2%	(52%)	355	530	(33%)
Total Investment Management	$655	$692	$828	(5%)	(21%)	$2,087	$2,146	(3%)

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(2.9)	$1.1	$-	*	*	$1.0	$-	*
Fixed Income	4.5	0.0	(2.5)	*	*	3.8	(2.5)	*
Liquidity	4.9	6.9	3.9	(29%)	26%	14.1	10.1	40%
Alternatives	0.3	0.8	0.5	(63%)	(40%)	2.9	1.5	93%
Total Traditional Asset Management	6.8	8.8	1.9	(23%)	*	21.8	9.1	140%

Real Estate Investing	0.3	(2.2)	(0.3)	*	*	(2.1)	(1.0)	(110%)
Merchant Banking	0.5	1.0	0.2	(50%)	150%	1.5	1.0	50%
Total net flows	$7.6	$7.6	$1.8	--	*	$21.2	$9.1	133%

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$143	$150	$133	(5%)	8%
Fixed Income	65	62	58	5%	12%
Liquidity	126	121	110	4%	15%
Alternatives	35	35	30	--	17%
Total Traditional Asset Management	369	368	331	--	11%

Real Estate Investing	20	20	20	--	--
Merchant Banking	9	8	9	13%	--
Total Assets Under Management or Supervision	$398	$396	$360	1%	11%
Share of minority stake assets	7	7	6	--	17%

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information
Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2014	June 30, 2014	Sept 30, 2013	June 30, 2014	Sept 30, 2013

Institutional Securities
Corporate Funded Loans
Loans held for investment, net of allowance	$8.2	$9.3	$7.2	(12%)	14%
Loans held for sale	5.9	5.3	4.5	11%	31%
Loans held at fair value (1)	0.7	1.2	3.9	(42%)	(82%)
Total corporate funded loans	$14.8	$15.8	$15.6	(6%)	(5%)

Corporate Lending Commitments
Loans held for investment	$62.2	$67.1	$55.7	(7%)	12%
Loans held for sale	16.3	19.9	11.0	(18%)	48%
Loans held at fair value (2)	4.1	5.5	13.1	(25%)	(69%)
Total corporate lending commitments	$82.6	$92.5	$79.8	(11%)	4%

Corporate Loans and Lending Commitments (3)	$97.4	$108.3	$95.4	(10%)	2%

Other Funded Loans
Loans held for investment, net of allowance	$8.7	$8.2	$3.1	6%	181%
Loans held for sale	0.7	1.2	0.1	(42%)	*
Loans held at fair value	13.3	12.5	9.6	6%	39%
Total other funded loans	$22.7	$21.9	$12.8	4%	77%

Other Lending Commitments
Loans held for investment	$1.8	$1.8	$0.9	--	100%
Loans held for sale	0.1	0.2	0.0	(50%)	*
Loans held at fair value	2.0	2.3	1.6	(13%)	25%
Total other lending commitments	$3.9	$4.3	$2.5	(9%)	56%

Total Other Loans and Lending Commitments (4)	$26.6	$26.2	$15.3	2%	74%

Institutional Securities Loans and Lending Commitments (5)	$124.0	$134.5	$110.7	(8%)	12%

Wealth Management

Funded Loans
Loans held for investment, net of allowance	$34.6	$31.2	$22.6	11%	53%
Loans held for sale	0.1	0.1	0.1	--	--
Total funded loans	$34.7	$31.3	$22.7	11%	53%

Lending Commitments
Loans held for investment	$4.6	$4.2	$3.9	10%	18%
Loans held for sale	0.0	0.0	0.1	--	*
Total lending commitments	$4.6	$4.2	$4.0	10%	15%

Wealth Management Loans and Lending Commitments (6)	$39.3	$35.5	$26.7	11%	47%

Firm Loans and Lending Commitments	$163.3	$170.0	$137.4	(4%)	19%

Note: - Refer to End Notes on pages 14-16 and Legal Notice on page 17.

This page represents an addendum to the 3Q 2014 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended September 30, 2014
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,923	100%		$192	$1,460	$1,652	(6)	$0.86
Participating Restricted Stock Units (1)	3	0%		$0	$2	$2	(7)	N/A
	1,926	100%	$1,654	$192	$1,462	$1,654

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,923	100%		$0	$(5)	$(5)	(6)	$0.00
Participating Restricted Stock Units (1)	3	0%		$0	$0	$0	(7)	N/A
	1,926	100%	$(5)	$0	$(5)	$(5)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,923	100%		$192	$1,455	$1,647	(6)	$0.86
Participating Restricted Stock Units (1)	3	0%		$0	$2	$2	(7)	N/A
	1,926	100%	$1,649	$192	$1,457	$1,649

Note:	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
End Notes

Page 1:
(1)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.

(2)
The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case less preferred dividends as a percentage of average common equity. The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator.

(3)
As an Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) standardized approaches for calculating credit risk weighted assets (“RWAs”) and market risk RWAs (the “Standardized Approach”); and (ii)  an advanced internal ratings-based approach for calculating credit risk RWAs, an advanced measurement approach for calculating operational risk RWAs, and an advanced approach for market risk RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations which have been approved by their regulators to exit the parallel run, such as the Firm, to a permanent “capital floor”. In calendar year 2014, the capital floor results in the Firm's capital ratios being the lower of the capital ratios computed under the Advanced Approach or the U.S. Basel I-based rules as supplemented by the existing market risk rules known as “Basel 2.5”.  For the current quarter, the Firm's capital floor is represented by the Advanced Approach. Beginning on January 1, 2015, the capital floor will result in the Firm's ratios being the lower of the capital ratios computed under the Advanced Approach or the  Standardized Approach under U.S. Basel III. These computations are preliminary estimates as of October 17, 2014 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The methods for calculating the Firm’s risk-based capital ratios will change through 2022 as aspects of the U.S. Basel III final rule are phased in. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2013 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

(4)	Book value per common share equals common equity divided by period end common shares outstanding.
(5)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

Page 2:
(1)	On June 28, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm's interest from 65% to 100%.
(2)
Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).  For the nine months ended September 30, 2013, the Firm recorded a negative adjustment of approximately $151 million related to the purchase of the remaining interest in the Morgan Stanley Smith Barney Joint Venture. This adjustment negatively impacted the calculation of basic and fully diluted earnings per share.

(3)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 4:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2013.

(2)	U.S. Bank refers to the Firm’s U.S. bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association.
(3)
As an Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) standardized approaches for calculating credit risk weighted assets (“RWAs”) and market risk RWAs under U.S. Basel III (the “Standardized Approach”); and (ii)  an advanced internal ratings-based approach for calculating credit risk RWAs, an advanced measurement approach for calculating operational risk RWAs, and an advanced approach for market risk RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations which have been approved by their regulators to exit the parallel run, such as the Firm, to a permanent “capital floor”. In calendar year 2014, the capital floor results in the Firm's capital ratios being computed as the lower of the risk based capital requirements under the Advanced Approach or the U.S. Basel I-based rules as supplemented by the existing market risk rules known as “Basel 2.5”.  For the current quarter, the Firm's capital floor is represented by the Advanced Approach. Beginning on January 1, 2015, the capital floor will result in the Firm's ratios being the lower of the capital ratios computed under the Advanced Approach or the  Standardized Approach. These computations are preliminary estimates as of October 17, 2014 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The methods for calculating the Firm’s risk-based capital ratios will change through 2022 as aspects of the U.S. Basel III final rule are phased in. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2013 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

(4)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(5)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(6)	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
(7)
Beginning in the first quarter of 2014, Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, transitional intangible assets, certain deferred tax assets, certain financial equity investments, and other adjustments). For more information on the calculation of the Tier 1 leverage ratio for prior periods, please refer to Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

Page 5:
(1)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure which considers risk, leverage, potential losses from extreme stress events, and diversification under a going concern capital concept at a point in time.  The framework also takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. For further discussion of the framework, refer to Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

MORGAN STANLEY
End Notes

Page 6:
(1)	Net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.
(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 7:
(1)	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
September 30, 2014: Total QTD: $215 million; Fixed Income & Commodities: $132 million; Equity: $83 million
June 30, 2014: Total QTD: $87 million; Fixed Income & Commodities: $50 million; Equity: $37 million
September 30, 2013: Total QTD: $(171) million; Fixed Income & Commodities: $(141) million; Equity: $(30) million
September 30, 2014: Total YTD: $428 million; Fixed Income & Commodities: $258 million; Equity: $170 million
September 30, 2013: Total YTD: $(313) million; Fixed Income & Commodities: $(318) million; Equity: $5 million
(2)	Institutional Securities U.S. Bank refers to the Firm’s U.S. bank operating subsidiary Morgan Stanley Bank, N.A.
(3)
In addition to primary corporate lending activity, the Institutional Securities business segment engages in other lending activity. These loans include corporate loans purchased in the secondary market, commercial mortgage loans, asset-backed loans and financing extended to equities customers.

(4)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk"  included in the Firm's 2013 Form 10-K.

Page 8:
(1)
On June 28, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm’s interest from 65% to 100%.  For the nine months ended September 30, 2013, Citi’s results related to its 35% interest were reported in net income (loss) applicable to redeemable noncontrolling interests.

(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 9:
(1)	Annualized revenue per representative is defined as annualized revenue divided by average representative headcount.
(2)	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Client assets per representative represents total client assets divided by period end representative headcount.
(4)	Wealth Management U.S. Bank refers to the Firm’s U.S. bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association.

Page 10:
(1)
The quarters ended September 30, 2014, June 30, 2014 and September 30, 2013 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests. Beginning in the quarter ended June 30, 2014, net revenues reflect the deconsolidation of certain legal entities associated with a real estate fund sponsored by the Firm.

(2)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 11:
(1)
Real Estate Investing revenues include gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013 are $17 million, $6 million and $67 million, respectively.  Beginning in the quarter ended June 30, 2014, net revenues reflect the deconsolidation of certain legal entities associated with a real estate fund sponsored by the Firm.

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013 were:
North America: $2.0 billion, $3.1 billion and $3.8 billion
International: $5.6 billion, $4.5 billion and $(2.0) billion
(3)	Assets under management or supervision by region for the quarters ended September 30, 2014, June 30, 2014 and September 30, 2013 were:
North America: $243 billion, $243 billion and $230 billion
International: $155 billion, $153 billion and $130 billion

Page 12:
(1)	For the quarters ended September 30, 2014, June 30, 2014, and September 30, 2013 the percentage of Institutional Securities corporate funded loans held at fair value by credit rating was as follows:
- % investment grade: 11%, 35% and 53%
- % non-investment grade: 89%, 65% and 47%
(2)
For the quarters ended September 30, 2014, June 30, 2014, and September 30, 2013 the percentage of Institutional Securities corporate lending commitments held at fair value by credit rating was as follows:

- % investment grade: 67%, 71% and 76%
- % non-investment grade: 33%, 29% and 24%
(3)
On September 30, 2014, June 30, 2014, and September 30, 2013, the "event-driven" portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $10.7 billion, $12.2 billion and $7.6 billion, respectively.

(4)
In addition to primary corporate lending activity, the Institutional Securities business segment engages in other lending activity.  These loans include corporate loans purchased in the secondary market, commercial and residential mortgage loans, asset-backed loans and financing extended to equities and commodities customers.

(5)
For the quarters ended September 30, 2014, June 30, 2014, and September 30, 2013, Institutional Securities recorded a provision for credit losses (release) of $1.2 million, $13.1 million and $40.5 million, respectively, related to funded loans and $(15.7) million, $11.1 million and $12.0 million related to unfunded commitments, respectively.

(6)
For the quarters ended September 30, 2014, June 30, 2014, and September 30, 2013, Wealth Management recorded a provision for credit losses of $1.0 million, $1.2 million and $0.6 million, respectively, related to funded loans and there was no material provision recorded related to the unfunded commitments for each of the quarterly periods presented.

MORGAN STANLEY
End Notes

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended September 30, 2014 prior to allocations to participating RSUs.

(4)
Distributed earnings represent the dividends paid for the quarter ended September 30, 2014. The amount of dividends paid is based upon the number of common shares and participating RSUs outstanding as of the dividend record date.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 17, 2014.